Accrued expenses and other current liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Jun. 30, 2022
Consulting and professional fees	$ 218	$ 551
Research and development	1,058	1,060
Payroll and related benefits	2,867	1,437
License Expense	315	0
Other	31	12
Accrued expenses and other current liabilities	$ 4,489	$ 3,060